UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington,

DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

March 31, 2015

Dear Fellow Shareholders,

March 31, 2015 marks the close of our 2014 Fiscal Year and the completion of the Davlin Philanthropic Fund’s seventh year.  It was a strong year for the Fund, with important advances in our sustainable giving initiatives, good growth in the list of charities benefitting from the Fund’s mission, and solid investment performance. Our Donation Matching Program delivered an average of $2.95 of matching funds for every $1.00 of charitable giving directed by investors.  Our investment portfolio enjoyed a healthy 10.45% return, underperforming the S&P 1500 Index return of 12.54% but outperforming the Russell 2000 return of 8.21%.

Charity Update:

As we have said before, May is our favorite time of year, because this is when we get to deliver our investor’s annual donation checks to the chosen charities. This year, thirty-fouramazing charities will receive checks, including both charities that we have supported for years and new charities, like: Alzheimer’s Association, Bay Cove Human Services, Big Brothers Big Sisters of Massachusetts Bay, Boston Harbor Island Alliance, Boston University, The Catalogue for Philanthropy, Doctor’s without Boarders USA, Earthwatch Institute, Massachusetts Audubon Society, National Marine Life Center, Nature Conservancy, Parmenter Community Health, the Salvation Army, ST. Hubert’s Animal Welfare Center, Trinity College and Year Up – to mention only a few.  This year’s total donations of $61,000.00 range in size from $100.00 to $8,900.00, with an average donation of $1,794.12.  Delivering these checks allows us the opportunity to visit many of these great organizations and see firsthand the incredible work that they are doing.

We created the Donation Matching Program at the end of 2010, and over the past five years the matching program has successfully motivated investors to Save More in order to Give More.  In 2013, we significantly enhanced the Donation Matching Program by introducing a challenge from one of our investors, Charles Royce.  Mr. Royce extended his challenge for 2014 and in total issued grants for $29,000.00.  We would like to thank Mr. Royce for his incredible generosity and for inspiring us to expand our Donation Matching Program in new directions.

Including the Royce Challenge, the average Matching Premium for the fiscal year ending March 31, 2105 was $2.95.  This means that for every $1.00 of donations made by our investors, their charity received an average additional $2.95 in donation matching.  Please keep in mind that this Matching Premium is an average that varies widely.  Over time, the matching Premium will change both up and down as the ratio between Donation Matching Investors and normal investors change with contributions and redemptions, and with changes in one-time events like the Royce Challenge.  We don’t expect the premium to stay at the current elevated level forever, but we continue to work hard to attract more Donation Matching Investors and matching challenges.  So if you are the type of person that wants to incentivize other people to give, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Average Donation Matching Paid

April 1, 2014 through March 31, 2015

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
Donation Rate Matching Premium	0.50% $2.95 or 1.48%	0.00% $0.00	0.00% $0.00
Donation Rate after Match	1.98%	0.00%	0.00%

Market Update:

It is always exciting to study our economy, the consumer and the stock market, because just when you build confidence that you understand certain principles of how these things work together, one or all of these participants will consistently prove you “dead wrong”.  The most recent illustration of this fact is the consumers’ response to the sudden drop in oil prices.  On June 20th of 2014, West Texas Intermediate (WTI) crude oil sold for $107.95 a barrel.  By March 31, 2015, WTI price had dropped to $47.72 a barrel, down 55.8%.  The estimates are that this could save consumers from $50B to $125B annually.  This type of news should make us all smile.  The consumer accounts for roughly 70% of the US economy and they have a long history of spending additional savings on discretionary items when the situation is right.  We experienced a similar drop in oil in 2008 (from around $141 a barrel to $38), but that drop came as a result of the market crash and the consumer was too scared to spend the additional savings.  Things are different now; we have a growing economy (albeit slow) that is fueling growth in employment, growth in average wages (finally!) and an improvement in consumer sentiment. Equally as important, the level of household debt service payments as a percentage of disposable income is running at around 9.9%.  That is the lowest level measured since the index was created in 1980.  As a result, we would expect the consumer to spend most of these energy savings on discretionary retail items like clothing and restaurants.  For the retail industry, the lower gas prices are a gift from above.  The 2009 recession was especially hard on retail spending and to this day, six years later, large parts of the retail segment continue to face flat or declining sales and margin compression.  The list of retailers under stress and restructuring are numerous and include some of the industry’s biggest names; such as, Abercrombie & Fitch, American

Eagle Outfitters, Ann Taylor, Belk, Coach, Guess?, JC Penney, Kohl’s, Pier 1 Imports, Sears and Target, to mention only a few.  The restaurant industry has faced similar stresses with poor sales and earnings coming from the likes of Bob Evans, Darden Restaurants (which owns Olive Garden, Longhorn Steakhouse, and more), Denny’s, Jack In The Box, McDonald’s, and Ruby Tuesday’s, among the many.  So, the hope that the consumer could have an extra $50B to $125B in money to spend at these companies had both Wall Street and CEO smiling from ear to ear.  There is just one problem: the consumer is not spending the money.

To everyone’s surprise, the consumer has not spent any of their fuel savings.  Instead, the average, seasonally adjusted, savings rate of consumers has climbed from 5.1% in June of 2014 to 5.8% in February of 2015.  If we ignore the 2008 to 2013 savings rates (because they were distorted by home foreclosures), we would have to go back to the late 1990’s to have a sustained savings rate over 5.0%.  More recently, from 2005 until the crash in 2008, the average savings rate hovered between 2.5% to 3.0%, so a 5.8% rate is a huge change from our recent past.  Some pundits argue that the change is too large and the numbers must be wrong, but we don’t agree.  If in fact the numbers were wrong and the consumer was spending more, we would see it in the retail segment sales and earnings, but that is not taking place.

For Wall Street, a long-term increasing savings rate is the worst possible outcome.  The drop in oil prices has killed the oil production and services stocks.  The consumer’s current focus on paying down debt is hurting the bank and credit stocks.  The lack of consumer spending continues to hurt the retail stocks.  The question becomes, what is next?  Will the consumer continue to save at a higher rate, which means paying down more debt but eventually transitioning into higher investments in stocks, bonds and real estate?  Or will the consumer at some point revert back to their old ways of spending?  Our expectation is that the consumer will do a little of both.  As a result, we have not made a huge bet either way, but you can see from our investment portfolio that we have investments in some of the highest quality retail names (Abercrombie & Fitch, American Eagle Outfitters, Bed Bath & Beyond, Vera Bradley, Ruby Tuesday’s, and West Marine).  We fully expect that as wages and employment continue to grow, we will see these industries benefit, even if the savings rate stays at its current level.  Years from now, we expect to look back and be happy that the consumer proved Wall Street wrong yet again.

Since inception, the Davlin Philanthropic Fund has delivered an average annualized return of 11.89%, besting the 8.94% delivered by the S&P 1500 and the 9.73% delivered by the Russell 2000 over the same period.

Performance Numbers for Since Inception

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
June 11, 2008 Through March 31, 2015 Fund Compared to Index	11.89%	8.94% +2.95%	9.73% +2.16%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
April 1, 2012 Through March 31, 2015 Fund Compared to Index	15.43%	16.25% (0.82)%	16.28% (0.85)%

Performance Numbers for FY2014

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
April 1, 2014 Through March 31, 2015 Fund Compared to Index	10.45%	12.54% (2.09)%	8.21% +2.24%

Portfolio Highlights:

We have written about the top four “Best Performers”, (AerCap Holdings in March of 2010, Monster Beverage Corp. in March of 2009, Nathan’s Famous, Inc. in September of 2012 and Toyota Motors Corp. in September of 2013) so let’s turn to the next on the list. Seaboard Corporation (SEB) is a diversified holding company that you may know as one of the largest vertically integrated producers and processors of pork in the United States.  They also have a large Commodity Trading and Milling Division that sources, transports, mills and markets approximately nine million metric tons of wheat, corn, soybean meal and other commodities through facilities in 23 countries.  SEB also runs a Marine Division that operates cargo shipping, storage and terminals in the United States, the Caribbean basin and Central and South America.  SEB also owns a Sugar Division that grows sugarcane, produces and refines sugar, and produces alcohol.  SEB also owns an independent power plant in the Dominican Republic, a 50% non-controlling interest in Butterball, LLC (the large vertically integrated Turkey producer, processor and marketer), and a jalepeno peppers processing plant in Honduras.  The Bresky family owns 77.6% of the firm and runs it like a small privately owned company.  They neither speak with Wall Street or hold quarterly earnings calls.If investors have questions, they can attend the Annual Meeting.  They only pay dividends periodically and they have never split the stock, so it currently trades around $3,800 a share.  As a result, this $4.5 billion market-cap company has no Wall Street coverage and only trades around 500 shares a day.  The good news is that Steven Bresky (President & CEO), like his father before him, has an excellent history of creating and running a great company.  Each of the major divisions has a long history of great returns, but they tend to be very cyclical in nature.  The interesting thing is that these extremely different divisions have a long history of off-setting each other’s cycles.  Over the past 11 years, SEB has averaged an amazing 9.98% Return on Asset (ROA), with the worst year of 2009 producing a very respectable 3.96% ROA and the best year of 2005 producing a 16.39% ROA.  When you consider that this period includes the worst global recession in 70 years, these companies put forth an impressive combined return.

We started buying SEB back in July of 2008 at $1,477 share and kept buying it into the crash as the price fell to $857 a share.  In early 2012, high grain prices were killing the pork division and the stock and allowed us to buy more shares at around $1,861 a share.  At the time, we felt confident that what SEB was giving up on the pork side, it was taking in on the commodity trading side.  When they finally reported earnings, our thesis proved to be correct.  In fact, 2012 proved to be one of the firm’s best years ever for commodity trading.  This story is a long way from over.  Even at $3,800 a share, SEB is only trading at 11 times trailing earnings, when adjusted for its $268 of net cash per share.  While this appears cheap, this stock can be very volatile during bear markets.  As such, we hope and expect the next market correction to allow us a better price to build this position even larger.

We have written about our top two “Worst Performers” in the past.  We wrote about Gleacher in the September 2010 Semi-Annual Report and Global X Uranium in the September 2012 Semi-Annual Report.  So let’s talk about Tidewater, Inc. (TDW).  TDW is the largest offshore oil vessel service provider in the world.  They run 294 vessels and 6 remote operation vehicles (ROV) to provide offshore drillers with services, such as towing and anchor handling for mobile offshore drilling units; transporting supplies and personnel necessary to sustain drilling, work-over and production activities; offshore construction, ROV operations, and seismic and subsea support; and a variety of specialized services such as pipe and cable laying.  This industry is comprised of roughly 2,000 competitors most of which are privately owned, poorly capitalized, geographically limited and running very old fleets.  TDW’s structural advantages are that it is well capitalized ($3.7B in ships backed by $1.5B in debt and $2.5B in equity), has a lower borrowing cost, larger economies of scale, a global footprint and one of the newest fleets in the world (245 of the 294 vessels were bought new since 2000).  Since this industry is very cyclical on a regional basis, TDW’s global footprint is its largest advantage.  With the exception of the United States (where the Jones Act restricts work to U.S flagged vessels), TDW is one of the very few companies that can offer global contracts and has the flexibility to move its fleet from the weak markets to the growth markets.

We first started buying TDW in May of 2009 at around its book value of $43.00 a share.  At the time, banks were calling loans on many of its competitors.  This created a world-wide financial collapse in the new vessel construction industry.  New vessels at all levels of commitment and construction were put up for sales at HUGE discounts, as companies and ship builders gave up earnings in an attempt to preserve cash flow.  TDW saw this as a once in a lifetime opportunity to use its size to lock in low cost debt and buy around $3.5B in vessels at distressed prices.  We agreed with this strategy and felt confident that buying it at book value or less was a very conservative strategy.  On April 20th, 2010, the Deepwater Horizon platform in the Gulf of Mexico exploded and a moratorium on oil drilling in the Gulf was announced.  This bad news allowed us to build our position at prices all the way down to $39.71 a share.  After that the stock rebounded to between $50 and $60 a share and stayed there until the end of 2014 when oil prices suddenly turned down.  I am sorry to say that we did not take any gains during this time, because the stock price never got near our sales target and the company was still in the middle of its vessel acquisition strategy.  Our plan was to wait until after the major Cap-X spending ends in 2016, when the free cash flow would explode, followed by a growth in dividends and stock buy-backs.  We were aware that a sudden oil price drop could hurt the stock, but not the business.  Offshore oil drilling is a long-term proposition that takes years to plan and execute.  As such, offshore investment plans do not tend to swing with short-term oil prices.  The same cannot be said for stock prices, which swing with every movement in the price of oil.  So when the price of oil went from around $87.00 a barrel in November to $47.00 a barrel in January, TDW stock price went from around $38.00 to around $19.00.  We still believe in our investment thesis and do not believe that oil will stay this low once the global economy stabilizes and begins to grow again.  As a result, we have taken this opportunity to build the position higher and feel confident that buying the world’s largest and newest oil vessel service fleet at prices around 50% of its approximately $52.62 book value will prove to be a great decision long-term.  Please “stay tuned”.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving.  Please remember to share our story with your friends and family.  By working together, we can make a huge difference in our world.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

Wayland, MA01778-1829

Top 10 Positions (a) as of March 31, 2015 (Unaudited):

% Net Assets

1.   AerCap Holdings N.V.

4.54%

2.   Village Super Market, Inc. Class A

3.06%

3.   Toyota Motor Corp. ADR

2.89%

4.   Rite Aid Corporation

2.37%

5.   Chatham Lodging Trust

2.35%

6.   John B. Sanfilippo& Son, Inc.

2.32%

7.   Strattec Security Corp.

2.31%

8.   CF Industries Holdings, Inc.

2.09%

9.   Territorial Bancorp, Inc.

2.02%

10. JP Morgan Chase & Co.

2.00%

          Total: 25.95%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  AerCap Holdings NV

$443,848

2.  Monster Beverage Corp.

            $179,149

3.  Nathan’s Famous, Inc.

$152,885

4.  Toyota Motors Corp.

$150,625

5.  Seaboard Corporation

$150,324

          Total: $1,076,831

Top 5 Worst Performers:

Realized and Unrealized Losses

1.  Gleacher & Company, Inc.

$118,876

2.  Global X Uranium ETF

$116,674

3.  Tidewater, Inc.

$100,997

4.  Proshares Ultrashort 20+ Year Treasury

$  78,441

5.  Noble Corp. PLC

.

$  64,363

Total: $479,351

(a)

Excludes short term investments.

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	3 Year	5 Year	Since Inception	Value
Davlin Philanthropic Fund	10.45%	15.43%	12.56%	11.89%	$21,477
S&P Composite 1500 Index	12.54%	16.25%	14.64%	8.94%	$17,903
Russell 2000 Index	8.21%	16.28%	14.57%	9.73%	$18,813

Davlin Philanthropic Fund
Russell 2000 Index
S&P Composite 1500 Index
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12
December-12
March-13
June-13
September-13
December-13
March-14
June-14
September-14
December-14
March-15

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s (“S&P”) Composite 1500® combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund

Portfolio Analysis

March 31, 2015 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Financial Services
22.88%
Healthcare
1.02%
Industrials
10.69%
Preferred Stocks
1.36%
Real Estate Investment Trusts
3.65%
Technology
4.69%
Basic Materials
3.97%
Cash Equivalent
7.33%
Communication Services
1.21%
Consumer Cyclical
20.32%
Consumer Defensive
10.98%
Energy
7.92%
Exchange Traded Funds
3.98%

Sectors are categorized using Morningstar® classifications.

	Davlin Philanthropic Fund
	Schedule of Investments
	March 31, 2015

Shares		Fair Value

COMMON STOCKS - 84.75% +

Agricultural Chemicals - 2.32%
850	CF Industries Holdings, Inc.	$ 241,128
800	Potash Corp. of Saskatchewan, Inc. (Canada)	25,800
		266,928
Bottled & Canned Soft Drinks - 1.44%
1,200	Monster Beverage Corp. *	166,074

Communications Services, NEC - 1.23%
18,500	RR Media Ltd. (Israel)	141,710

Computer & Office Equipment - 0.43%
1,600	Hewlett-Packard Co.	49,856

Concrete Gypsum Plaster Products - 0.20%
800	Monarch Cement Co.	22,720

Cookies & Crackers - 0.74%
800	J&J Snack Foods Corp.	85,360

Crude Petroleum & Natural Gas - 1.48%
5,400	Chesapeake Energy Corp.	76,464
3,600	Marathon Oil Corp	93,996
		170,460
Drilling Oil & Gas Wells - 0.85%
5,000	Noble Corp. Plc. (United Kingdom)	71,400
20,000	Paragon Offshore Plc.	26,000
		97,400
Engines & Turbines - 1.68%
1,400	Cummins, Inc.	194,096

Fats & Oils - 0.94%
7,900	Omega Protein Corp. *	108,151

Finance Lessors - 0.70%
1,800	CIT Group, Inc.	81,216

Fire, Marine & Casualty Insurance - 5.09%
1,800	ACE Ltd. (Switzerland)	200,682
285	Fairfax Financial Holdings Ltd. (Canada)	159,204
500	Montpelier RE Holdings Ltd. (Bermuda)	19,220
2,200	Safety Insurance Group, Inc.	131,450
700	Travelers Companies, Inc.	75,691
		586,247
Hotels & Motels - 0.21%
3,700	Red Lion Hotels Corp. *	24,679

Household Audio & Video Equipment - 1.85%
18,900	Skullcandy, Inc. *	213,570

Industrial Inorganic Chemicals - 0.71%
4,000	Tronox Ltd.	81,320

Industrial Instruments for Measurement - 0.52%
1,200	Cognex Corp. *	59,508

Investment Advice - 2.40%
1,800	Franklin Resources, Inc.	92,376
3,100	Legg Mason, Inc.	171,120
1,000	Manning & Napier, Inc. Class A	13,010
		276,506
Leather & Leather Products - 1.22%
8,700	Vera Bradley, Inc. *	141,201

Life Insurance - 0.22%
600	Voya Financial, Inc.	25,866

Meat Packing Plants - 2.16%
1,000	Leucadia National Corp.	22,290
55	Seaboard Corp. *	227,260
		249,550
Miscellaneous Manufacturing Industries - 0.80%
3,000	Hillenbrand, Inc.	92,610

Miscellaneous Transportation Equipment - 1.23%
3,900	Arctic Cat, Inc.	141,648

Motor Vehicle Parts & Accessories - 3.32%
800	Delphi Automotive Plc. (United Kingdom)	63,792
4,800	Fuel Systems Solutions, Inc. *	52,992
3,600	Strattec Security Corp.	265,824
		382,608
Motor Vehicles & Passenger Cars - 2.89%
2,380	Toyota Motor Corp. ADR	332,938

National Commercial Banks - 3.41%
2,000	Citigroup, Inc.	103,040
3,800	JPMorgan Chase & Co.	230,204
1,100	Wells Fargo & Co.	59,840
		393,084
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.24%
1,400	Invacare Corp.	27,174

Patent Owners & Lessors - 0.75%
6,000	RPX Corp. *	86,340

Petroleum Refining - 4.46%
1,400	Marathon Petroleum Corp.	143,346
2,050	Phillips 66	161,130
3,300	Valero Energy Corp.	209,946
		514,422
Plastic Products - 0.15%
1,000	Core Molding Technologies, Inc. *	17,170

Primary Production of Aluminum - 0.80%
1,200	Kaiser Aluminum Corp.	92,268

Private Equity Firm - 0.35%
4,300	MVC Capital, Inc.	40,764

Retail - Auto Dealers & Gasoline Stations - 2.25%
1,866	CST Brands, Inc.	81,787
19,200	West Marine, Inc. *	177,984
		259,771
Retail - Drug Stores & Proprietary Stores - 2.37%
31,400	Rite Aid Corp. *	272,866

Retail - Eating Places - 3.12%
4,100	Nathans Famous, Inc.	222,015
22,900	Ruby Tuesday, Inc. *	137,629
		359,644
Retail - Family Clothing Stores - 3.14%
6,400	Abercrombie & Fitch Co. Class A	141,056
12,900	American Eagle Outfitters, Inc.	220,332
		361,388
Retail - Grocery Stores - 3.31%
11,200	Village Super Market, Inc. Class A	352,128
600	Weis Markets, Inc.	29,856
		381,984
Retail - Home Furniture, Furnishings & Equipment Stores - 1.60%
2,400	Bed Bath & Beyond, Inc. *	184,260

Rolling, Drawing & Extruding of Nonferrous Metals - 0.31%
1,000	RTI International Metals, Inc. *	35,910

Savings Institution, Federally Chartered - 2.18%
1,200	People's United Financial, Inc.	18,240
9,800	Territorial Bancorp, Inc.	232,848
		251,088
Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.28%
3,100	Garmin Ltd. (Switzerland)	147,312

Security Brokers, Dealers & Flotation Companies - 3.83%
2,200	Gamco Investors, Inc. Class A	172,722
8,700	JMP Group, Inc.	72,906
5,500	Morgan Stanley	196,295
		441,923
Services - Amusement & Recreation Services - 0.64%
63,200	Dover Downs Gaming & Entertainment, Inc. *	73,944

Services - Equipment Rental & Leasing - 4.54%
12,000	AerCap Holdings N.V. (Netherlands) *	523,800

Services - Medical Laboratories - 0.80%
1,200	Quest Diagnostics, Inc.	92,220

Services - Prepackaged Software - 0.18%
500	Microsoft Corp.	20,327

Sporting & Athletic Goods, NEC - 0.80%
9,700	Callaway Golf Co.	92,441

State Commercial Banks - 4.79%
4,100	Bank of NY Mellon Corp.	164,984
7,700	Citizens Financial Group, Inc.	185,801
8,000	Glacier Bancorp, Inc.	201,200
		551,985
Sugar & Confectionery Products - 2.32%
6,200	John B Sanfilippo & Son, Inc.	267,220

Water Transportation - 1.24%
7,450	Tidewater, Inc.	142,593

Water, Sewer, Pipeline, Communications and Power Line Construction - 0.77%
4,900	Aegion Corp. *	88,445

Wholesale-Computer & Peripheral Equipment & Software - 0.49%
1,400	ScanSource, Inc. *	56,910

TOTAL COMMON STOCKS (Cost $6,370,334) - 84.75%		9,769,475

EXCHANGE TRADED FUNDS - 4.03%
720	ETFS Platinum Trust *	79,711
12,933	Global X Uranium ETF	133,081
2,000	iShares MSCI Turkey ETF	92,800
3,800	Proshares Ultrashort 20+ year Treasury *	159,106
TOTAL EXCHANGE TRADED FUNDS (Cost $703,831) - 4.03%		464,698

PREFERRED STOCKS - 1.38%
1,375	Southern California Edison Co. PFD 5.349%, 12/31/49 **	138,105
800	Red Lion Hotels PFD 9.50%, 2/19/44	20,600
TOTAL PREFERRED STOCKS (Cost $157,862) - 1.38%		158,705

REAL ESTATE INVESTMENT TRUSTS - 3.69%
9,200	Chatham Lodging Trust	270,572
12,100	Franklin Street Properties Corp.	155,122
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $245,392) - 3.69%		425,694

SHORT TERM INVESTMENTS - 7.42%
855,326	Fidelity Institutional Money Market Portfolio (Cost $855,326) - 0.13%**	855,326

TOTAL INVESTMENTS (Cost $8,332,745) - 101.27%		11,673,898

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.27)%		(146,272)

NET ASSETS - 100.00%		$ 11,527,626

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2015.
ADR - American Depositary Receipt
+ Percent based on net assets.
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
March 31, 2015

Assets:
Investments, at Fair Value (Cost $8,332,745)	$ 11,673,898
Receivables:
Dividends and Interest	12,393
Shareholder Subscriptions	2,500
Total Assets	11,688,791
Liabilities:
Accrued Management Fees (Note 4)	9,997
Accrued Charitable Contributions (Note 4)	4,999
Payable for Securities Purchased	146,169
Total Liabilities	161,165
Net Assets	$ 11,527,626

Net Assets Consist of:
Paid In Capital	$ 7,771,935
Accumulated Net Investment Loss	(1,858)
Accumulated Net Realized Gain on Investments	416,396
Unrealized Appreciation in Value of Investments	3,341,153
Net Assets, for 644,367 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 11,527,626

Net Asset Value and Offering Price Per Share ($11,527,626/644,367)	$ 17.89

Minimum Redemption Price ($17.89 x 0.99)*	$ 17.71

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed if held less than 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the year ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $1,763)	$ 281,490
Total Investment Income	281,490

Expenses:
Advisory Fees (Note 4)	104,908
Charitable Contributions (Note 4)	52,454
Total Expenses	157,362

Net Investment Income	124,128

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	558,695
Net Change in Unrealized Appreciation on Investments	379,847
Net Realized and Unrealized Gain on Investments	938,542

Net Increase in Net Assets Resulting from Operations	$ 1,062,670

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2015	3/31/2014
Increase in Net Assets From Operations:
Net Investment Income	$ 124,128	$ 15,061
Net Realized Gain on Investments	558,695	328,700
Net Change in Unrealized Appreciation on Investments	379,847	1,224,335
Net Increase in Net Assets Resulting from Operations	1,062,670	1,568,096

Distributions to Shareholders From:
Net Investment Income	(129,201)	(48,972)
Realized Gains	(342,911)	(277,950)
Total Distributions	(472,112)	(326,922)

Capital Share Transactions:
Proceeds from Sale of Shares	506,563	1,165,535
Shares Issued on Reinvestment of Distributions	471,222	154,669
Cost of Shares Redeemed	(20,048)	(422)
Net Increase in Net Assets from Shareholder Activity	957,737	1,319,782

Net Assets:
Net Increase in Net Assets	1,548,295	2,560,956
Beginning of Year	9,979,331	7,418,375
End of Year (Including Accumulated Net Investment Income
(Loss) of $(1,858) and $(42,339), respectively)	$ 11,527,626	$ 9,979,331

Share Transactions:
Shares Sold	29,266	75,155
Shares Issued on Reinvestment of Distributions	26,473	9,339
Shares Redeemed	(1,098)	(28)
Net Increase in Shares	54,641	84,466
Outstanding at Beginning of Year	589,726	505,260
Outstanding at End of Year	644,367	589,726

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	3/31/2015	3/31/2014	3/31/2013	3/31/2012		3/31/2011

Net Asset Value, at Beginning of Year	$ 16.92	$ 14.68	$ 12.77	$ 13.20		$ 11.50

Income From Investment Operations:
Net Investment Income (a)	0.20	0.03	0.12	0.04		0.06
Net Gain on Securities (Realized and Unrealized)	1.57	2.79	1.99	0.04	(d)	1.81
Total from Investment Operations	1.77	2.82	2.11	0.08		1.87

Distributions from:
Net Investment Income	(0.22)	(0.09)	(0.18)	(0.15)		(0.14)
Net Realized Capital Gains	(0.58)	(0.49)	(0.02)	(0.36)		(0.03)
Total Distributions	(0.80)	(0.58)	(0.20)	(0.51)		(0.17)

Net Asset Value, at End of Year	$ 17.89	$ 16.92	$ 14.68	$ 12.77		$ 13.20

Total Return (b)	10.45%	19.26%	16.71%	1.03%		16.35%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,528	$ 9,979	$ 7,418	$ 5,855		$ 3,471
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.52%	(c)	1.50%
Ratio of Net Investment Income to Average Net Assets	1.18%	0.17%	0.93%	0.30%		0.52%
Portfolio Turnover Rate	20.98%	17.60%	19.83%	14.37%		20.60%

(a) Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(c) 0.02% is attributable to excise tax expense.

(d) Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2012 - 2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended March 31, 2015, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 9,769,475	$ -	$ -	$ 9,769,475
Exchange Traded Funds	464,698	-	-	464,698
Preferred Stocks	158,705	-	-	158,705
Real Estate Investment Trusts	425,694	-	-	425,694
Short-Term Investment	855,326	-	-	855,326
Total	$11,673,898	$ -	$ -	$11,673,898

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the year ended March 31, 2015.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2015. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the year ended March 31, 2015. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended March 31, 2015, the Adviser was paid fees of $104,908, and was owed $9,997.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the year ended March 31, 2015, the Fund donated $52,454 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of the other eight trustees of the Foundation are also trustees of the Trust.  At March 31, 2015, the Fund owed $4,999 to the Foundation.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

TRUSTEES AND OFFICERS:  The independent trustee, Mr. Davlin, and officers of the Trust each serve in their respective capacities without compensation. During the annual period ended March 31, 2015, independent Trustees Dwinell, Funston, and McCully were each paid $1,200 by the Adviser, not by the Fund.

Note 5. Investment Transactions

For the year ended March 31, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $2,679,320 and $2,083,373, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at March 31, 2015, was $8,399,732.

At March 31, 2015, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation
$3,832,933	$(558,767)	$3,274,166

Note 6. Distributions to Shareholders

On December 29, 2014, the Fund declared an income distribution of $0.2174 per share, a short term capital gain distribution of $0.1284, and a long term capital gain distribution of $0.4486.  The distribution was paid on December 29, 2014 to shareholders of record on December 26, 2014.  The tax character of the $472,112 paid was $205,509 ordinary income and $266,603 realized gain.

On December 23, 2013, the Fund declared an income distribution of $0.0766 per share, short term capital gain distribution of $0.0771, and a long term capital gain distribution of $0.4115.  The distribution was paid on December 23, 2013 to shareholders of record on December 22, 2013.  On December 30, 2013, the Fund declared an income distribution of $0.00931 per share, to shareholders of record on December 29, 2013.  The tax character of the $326,922 paid was $92,832 ordinary income and $234,090 realized gain.

As of March 31, 2015 the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income	$ 83,477
Accumulated Net Realized Gains	398,048
Unrealized Appreciation on Investments	3,274,166
Total	$ 3,755,691

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales, and passive foreign investment holdings.

For the year ended March 31, 2015, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses.

Decrease Paid In Capital	Increase Net Investment Income	Increase Net Realized Gain

$(45,782)	$45,554	$228

Note 7. Contingencies and Commitments

The Fund indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

Note 8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2015, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 9.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Davlin Philanthropic Funds

and the Shareholders of Davlin Philanthropic Fund

We have audited the accompanying statement of assets and liabilities of the Davlin Philanthropic Fund, a series of shares of beneficial interest in the Davlin Philanthropic Funds, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The  financial highlights for each of the two years in the period ended March 31, 2012 have been audited by other auditors whose report dated May 30, 2012 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davlin Philanthropic Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2015

Davlin Philanthropic Fund

Expense Illustration

March 31, 2015 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$1,106.48	$7.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by182/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8 (1-877-328-5468).

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlunFunds.org or by calling 1-877-Davlin-8 (1-877-328-5468).

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 53 Walpole Street, Dover, MA 02030 Year of Birth: 1938	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present.	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Year of Birth: 1939	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 1981 to 2009	1	Chairman, Director, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland, MA 01778 Year of Birth: 1949	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech systems developer to purify powdered commercial material) 1980 to 1988	1	None

1The "Fund Complex" consists of the Davlin Philanthropic Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Year of Birth: 1965	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Director, Synqy Corporation, 2013-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Year of Birth: 1968	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997	NA	NA

1 The "Fund Complex" consists of the Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 12,500

FY 2014

$ 12,000

(b)

Audit-Related Fees

Registrant

FY2015

$ 0

FY2014

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 2,000

FY 2014

$ 2,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 2,000

FY 2014

$ 2,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date May 29,2015

*Print the name and title of each signing officer under his or her signature.